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                                  EXHIBIT NO. 5
                          VARIABLE ANNUITY APPLICATION
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[THE BEST OF AMERICA(R)
AMERICA'S EXCLUSIVE ANNUITY (R) II - GRAPHIC]

                                                                    THE BEST OF AMERICA(R) AMERICA'S VISION ANNUITY
                                                                                        APPLICATION/ENROLLMENT CARD
                                                                                    $15,000 MINIMUM INITIAL PAYMENT

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PLAN TYPE  AN OPTION MUST BE SELECTED

This contract is established as a:                [ ]  401(a) (Investment Only) Disclosure form required
                                                                           $100,000 Minimum Initial Payment
[ ] NON-QUALIFIED                                 [ ]  403(b) TRANSFER Disclosure form required
[ ] IRA                                           [ ]  CRT (Charitable Remainder Trust ) Transmital Form Required
[ ] ROTH IRA Statement of Understanding &
      Custodial Form Required
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CONTRACT OWNER                                                 [  ]CONTINGENT OWNER                 [ ] JOINT OWNER
--------------------------------
 Last Name or Plan Name                                            Last Name           Spouse only unless prohibited by law

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 First Name or Plan Name (continued)                  MI           First Name                                                   MI

------------------------------------------------    -------        -----------------------------------------------------------  ---

 Address                                                            Address
        ----------------------------------------                           --------------------------------------------------------

        ----------------------------------------                           --------------------------------------------------------

Sex   [ ] M  [ ] F                Birthdate   /     /               Sex   [ ] M  [ ] F     Birthdate              /      /
                         -----------------------------------                                         ------------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                       --------------------------------------                              ----------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------
  ANNUITANT          Complete only if different from            [ ] CONTINGENT ANNUITANT
   Last Name         primary contract owner.                        Last Name

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 First Name                                           MI           First Name                                                   MI

------------------------------------------------    -------        -----------------------------------------------------------  ---

 Address                                                            Address
        ----------------------------------------                           --------------------------------------------------------

        ----------------------------------------                           --------------------------------------------------------

Sex   [ ] M  [ ] F                Birthdate   /     /               Sex   [ ] M  [ ] F         Birthdate              /      /
                         -----------------------------------                                         ------------------------------
                                       MM     DD    YYYY                                                    MM    DD    YYYY
Soc. Sec. No. or Tax ID                                            Soc. Sec. No. or Tax ID
                       --------------------------------------                              ----------------------------------------

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BENEFICIARY               BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
                          WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

[  ]                                                                        %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

[  ]        [  ]                                                            %                                               / /
                          -----------------------------------     ---------     ----------------  -----------------    ------------

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ANNUITY PURCHASE PAYMENTS     [ ] PAYMENT ENCLOSED  [ ] SALARY REDUCTION            [ ] ROLLOVER
                              [ ]OTHER                  APPLY FOR TAX YEAR __________

First Purchase Payment $____________________ ($15,000 MINIMUM INITIAL PAYMENT; $100,000 MINIMUM INITIAL PAYMENT FOR 401(a)
CONTRACTS) submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded. -------------------

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REMARKS
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APO-3659      Product of Nationwide Life Insurance Co.  ID-VISION-AO (03/1998)


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PURCHASE PAYMENT ALLOCATION WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
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          A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.


AMERICAN CENTURY
__________%   VP Balanced
__________%   VP Capital Appreciation
__________%   VP Growth & Income
__________%   VP International
__________%   VP  Value

DREYFUS
__________%   Capital Appreciation Portfolio
__________%   Growth and Income Fund
__________%   Stock Index Fund
__________%   Socially Responsible Growth Fund

FIDELITY
__________%   Asset Manager Portfolio
__________%   Contrafund Portfolio
__________%   Equity-Income Portfolio
__________%   Growth Portfolio
__________%   Growth Opportunities Portfolio
__________%   High Income Portfolio
__________%   Overseas Portfolio

MORGAN STANLEY
__________%   Emerging Markets Debt Port.
__________%   Real Estate Securities Port.


NATIONWIDE(R)
__________%   Capital Appreciation Fund
__________%   Government Bond Fund
__________%   Money Market Fund
__________%   Total Return Fund

NATIONWIDE(R)  SUB-ADVISED
__________%   Small Cap Value (Dreyfus)
__________%   Small Company Fund
              (Multi-Manager)


NEUBERGER & BERMAN
__________%   AMT Growth Portfolio
__________%   AMT Guardian Portfolio
__________%   AMT LTD Maturity Bond Portfolio
__________%   AMT Partners Portfolio

OPPENHEIMER FUNDS
__________%   Bond Fund
__________%   Global Securities Fund
__________%   Growth Fund
__________%   Multiple Strategies Fund


STRONG
__________%   Strong Discovery Fund II
__________%   Strong  International Stock
              Fund II
__________%   Strong Opportunity Fund II


VAN ECK
__________%   Worldwide Bond Fund
__________%   Worldwide Hard Assets Fund
__________%   Worldwide Emerging Markets Fund

WARBURG PINCUS
__________%   International Equity Portfolio
__________%   Small Company Growth Portfolio
__________%   Post-Venture Capital Portfolio

NATIONWIDE LIFE INS. CO.
__________%   Fixed Account

MVA/GUAR. TERM OPTION
__________%   3 Year
__________%   5 Year        $1,000 minimum for each
__________%   7 Year        MVA/GTO option.
__________%   10 Year



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CONTRACT OWNER SIGNATURES
-------------------------

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance. [ ] Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED______________________ DATE_______________
                                            State

CONTRACT OWNER _______________________________  JOINT OWNER ___________________
                    Signature                                    Signature


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PRODUCER INFORMATION
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[ ] Yes [ ] No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance.

PRODUCER SIGNATURE_____________________________________________________________
                                           Signature

       NAME ______________________________  PRODUCER SSN ______________________

       BROKER/DEALER  _____________________ PHONE (_______)____________________

       ADDRESS _________________________________________

               _________________________________________

               _________________________________________
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
      REGULAR MAIL                                                                             EXPRESS MAIL
     -----------------------------------        -----------------------------------          --------------------------------------
     Nationwide Life Insurance Co.                   THE BEST OF AMERICA                   Nationwide Life Insurance Co.
     P.O. Box 16609                                    Service Center                     Individual Annuity Products, 1-05-P1
     Columbus, Ohio  43216-6609                         1-800-321-6064                     One Nationwide Plaza
                                                                                              Columbus, Ohio  43215-2220
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